Asset Sales, Impairments, Exploration Expenses and Other Accruals	12 Months Ended
Dec. 31, 2011
Asset Sales, Impairments, Exploration Expenses and Other Accruals [Abstract]
Asset Sales, Impairments, Exploration Expenses and Other Accruals

Note 7. Asset Sales, Impairments, Exploration Expenses and Other Accruals

The following table presents a summary of significant gains or losses reflected in impairment of producing properties and costs of acquired unproved reserves, goodwill impairment and other—net within costs and expenses. These significant adjustments are associated with our domestic operations.

	Years Ended December 31,
	2011	2010	2009
	(Millions)
Goodwill impairment	$—	$1,003	$—
Impairment of producing properties and costs of acquired unproved reserves *	367	175	—
Penalties from early release of drilling rigs included in other (income) expense—net	—	—	32
(Gain) loss on sales of other assets	(1)	(22)	1

*	Excludes unproved leasehold property impairment, amortization and expiration included in exploration expenses.

As part of our assessment for impairments primarily resulting from declining forward natural gas prices during the fourth quarter 2011, we recorded a $276 million impairment of proved producing oil and gas properties in the Powder River basin (see Note 16). Additionally, we recorded a $91 million impairment of our capitalized cost of acquired unproved reserves in the Powder River.

As a result of significant declines in forward natural gas prices during 2010, we performed an impairment assessment of our capitalized costs related to goodwill and domestic producing properties. As a result of these assessments, we recorded an impairment of goodwill, as noted above, and impairment of our capitalized costs of certain acquired unproved reserves in the Piceance Highlands acquired in 2008 of $175 million (see Note 16).

Our impairment analyses included an assessment of undiscounted (except for the costs of acquired unproved reserves) and discounted future cash flows, which considered information obtained from drilling, other activities and natural gas reserve quantities.

In July 2010, we sold a portion of gathering and processing facilities in the Piceance basin to a third party for cash proceeds of $30 million resulting in a gain of $12 million. The remaining portion of the facilities was part of the Piceance Sale (see Note 4). Also in 2010, we exchanged undeveloped leasehold acreage in different areas with a third party resulting in a $7 million gain.

The following presents a summary of exploration expenses:

	Years Ended December 31,
	2011	2010	2009
	(Millions)
Geologic and geophysical costs	$18	$21	$29
Dry hole costs	13	17	11
Unproved leasehold property impairment, amortization and expiration	95	19	2

Total exploration expense	$126	$57	$42

Dry hole costs in 2011 include an $11 million dry hole expense in connection with a Marcellus Shale well in Columbia County, Pennsylvania, while 2010 and 2009 reflect dry hole expense associated primarily with wells in the Paradox basin.

Unproved leasehold impairment, amortization and expiration in 2011 includes a $50 million write-off of leasehold costs associated with certain portions of our Columbia County acreage in Pennsylvania.